t:\bkboston\syntheti\3damdsch.exe

                        AMENDMENT NO. 7
                               to
             SECOND AMENDED AND RESTATED REVOLVING
                 CREDIT AND SECURITY AGREEMENT
                   dated as of March 15, 1993


          THIS AMENDMENT NO. 7 dated as of December 28, 1994 is made by and among Synthetic Industries, Inc., a Delaware corporation (the "Borrower"), The First National Bank of Boston ("Bank of Boston") and SouthTrust Bank of Georgia, N.A. ("SouthTrust" and together with Bank of Boston, the "Lenders"), and Bank of Boston as agent (the "Agent") for the Lenders.

                     Preliminary Statements

          The Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated April 15, 1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated September 3, 1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994 (effective October 1, 1993), and Amendment No. 6 dated as of August 10, 1994 (the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

          The Borrower has requested, and the Lenders and the Agent have agreed, upon and subject to the terms, conditions and provisions of this Amendment, further to amend certain provisions of the Credit Agreement to temporarily increase the Revolving Credit Facility. The parties have further agreed to modify the Credit Agreement to permit the Lenders to hold different percentage interests in the Revolving Credit Facility and the Term Loan and Bank of Boston has given notice of its intention to assign to Sanwa Business Credit Corporation ("Sanwa") up to $10,000,000 in principal amount of Bank of Boston's share of the Revolving Credit Facility and the outstanding principal amount of the Term Loan. The parties desire to set forth such related agreements in a single set of documents.

          NOW, THEREFORE, in consideration of the Credit Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended, subject to the provisions of Section 2 hereof, effective as of the date hereof, by

          (a) amending Section 1.1 Definitions by

          (i) amending the definition "Revolving Credit Facility" in its entirety to read as follows:

          "Revolving Credit Facility" means an amount equal to $30,000,000, EXCEPT that during the period beginning December 28, 1994 and ending February 28, 1995, "Revolving Credit Facility" means an amount equal to $35,000,000.

           (ii) adding thereto in proper alphabetical order the following additional definition:

          "Combined Lender Percentage" means, as to each Lender at any time, the result (expressed as a percentage) obtained by dividing (a) the sum of such Lender's Commitment plus the outstanding principal amount of the Term Loan held by such Lender at such time by (b) the sum of the aggregate amount of all Commitments plus the total outstanding principal amount of the Term Loan at such time.

          (b) amending Section 3.13 Pro Rata Treatment; Settlement between Agent and Lenders by amending subsection (a) thereof in its entirety to read as follows:

          (a) Each Borrowing under the Revolving Credit Facility shall be made pro rata from the Lenders on the basis of their respective Commitment Percentages. Each payment or prepayment of principal and interest on the Loans shall be made to the Agent for the account of the Lenders and (i) in the case of the Term Loan shall be applied by the Agent ratably in the same proportion that the outstanding principal amount of the Term Loan held by each Lender immediately prior to such payment or prepayment bears to the aggregate outstanding principal amount of the Term Loan at such time and
     (ii) in the case of the Revolving Credit Loan shall be applied by the Agent ratably on the basis of the respective Commitment Percentages of the Lenders in effect on the date of such payment or prepayment; PROVIDED, HOWEVER, that if any Lender shall fail or refuse to make available to the Agent the Advance to be made by such Lender as part of any Borrowing under the Revolving Credit Facility and the provisions of SECTION 2.2(C) are not applicable, then all amounts thereafter received by the Agent for application to repayment of the principal of or payment of interest on the outstanding Revolving Credit Loan shall be paid by the Agent (x) as to principal, to the Lender, if any, the aggregate principal amount of whose outstanding Advances under the Revolving Credit Facility exceeds such Lender's Commitment Percentage of the total principal amount of the outstanding Revolving Credit Loan until such excess is eliminated and (y) as to interest, to the Lenders ratably in the same proportion that the Advances under the Revolving Credit Facility outstanding from each of them bears to the total outstanding Revolving Credit Loan.

          (c) amending subsection (a) of Section 3.15 Additional Lender by deleting therefrom the phrase "to execute and deliver in exchange for the existing Notes new Notes reflecting and giving effect to the adjustments to the respective Commitment Percentages of the Lenders" and substituting therefor the phrase "to execute and deliver in exchange for the existing Notes new Notes in principal amounts reflecting and giving effect to the adjustments to the respective Commitment Percentages of, and outstanding Term Loan held by, the Lenders";

          (d) amending Section 12.5 Expenses and Indemnification by deleting therefrom the phrase "Commitment Percentage" appearing therein and substituting therefor the phrase "Combined Lender Percentage";

          (e) amending Section 13.5 Pro-Rata Participation by deleting from subsection (a)(ii) thereof the phrase "Commitment Percentage" appearing therein and substituting therefor the phrase "Combined Lender Percentage";

          (f) amending Section 13.12 Amendments in its entirety to read as follows:

          Section 13.12 Amendments. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing signed by the Majority Lenders and, in the case of an amendment, by the Borrower, and then such waiver or consent shall be effective only in the specified instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders and, in the case of an amendment, by the Borrower, do any of the following: (a) waive any of the conditions specified in ARTICLE 4, (b) increase the Commitments or Commitment Percentages of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, or rate of interest applicable to, the Notes or reduce any fees or other amounts payable to the Lenders hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or of any fees or other amounts payable to the Lenders hereunder, (e) release any material Collateral or any Real Estate, other than in accordance with the provisions of this Agreement or the applicable Mortgage, as the case may be, (f) change the percentage of the aggregate unpaid principal amount of the Loans or the Combined Lender Percentages which shall be required for the Lenders or any of them to take any action hereunder (g) amend the definition "Borrowing Base" or increase any advance rate thereunder or (h) amend this
     SECTION 13.12; and PROVIDED, FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note or any other Loan Document.

            (g) the Credit Agreement is further amended by amending Schedule I thereto to read in the form of Annex A hereto.

               Section 2. Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Agent of the following, each in form and substance satisfactory to the Agent:

             (a) at least seven copies of this Amendment and of the Third Amended Schedule I to the Credit Agreement in the form of Annex A hereto, each duly executed and delivered by the Borrower and each Lender,

            (b) at least seven copies of the Third Amended Schedule I to the Credit Agreement in the form of Annex A hereto duly executed and delivered by Sanwa,

            (c) Revolving Credit Notes and Term Notes, each duly executed and delivered by the Borrower, payable to the order, respectively, of Bank of Boston and Sanwa, each in the amount of its respective Commitment and outstanding Term Loan amount as reflected on said Third Amended Schedule I and a Term Note, duly executed and delivered by the Borrower, payable to the order of SouthTrust Bank of Georgia, N.A. in its outstanding Term Loan amount as reflected on said Third Amended Schedule I,

            (d) a certificate of the chief executive officer or chief financial officer of the Borrower to the effect that (i) all representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the effective date of this Amendment, both before and after giving effect to this Amendment, and (ii) no Default or Event of Default has occurred and is continuing, and such statements shall be true,

               (e) a reliance letter addressed to Sanwa from counsel for the Borrower with respect to each of the opinions delivered in connection with the original closing of the Credit Agreement, and

               (f) a certificate of the chief executive officer and chief financial officer of the Borrower in the form attached hereto as Annex B.

               Section 3. Effect of Amendment. (a) From and after the effectiveness of this Amendment, all references in the Credit Agreement and in any other Loan Document to "this Agreement," "the Credit Agreement," "hereunder," "hereof" and words of like import referring to the Credit Agreement, shall mean and be references to the Credit Agreement as amended by this Amendment. Except as expressly amended hereby, the Credit Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            (b) Upon the effectiveness of this Amendment, Sanwa shall become a "Lender" under and for all purposes of the Credit Agreement.

               Section 4.  Counterpart Execution; Governing Law.

               (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

             (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.



          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              SYNTHETIC INDUSTRIES, INC.



   [Corporate Seal]           By _Leonard Chill_______
                                  Leonard Chill
ATTEST:                           President


                                _Jon P. Beckman______
                                 Secretary


                              THE FIRST NATIONAL BANK OF
                           BOSTON, as the Agent and as a Lender



                              By _William C. Purinton___
                                  William C. Purinton
                                  Vice President


                              SOUTHTRUST BANK OF GEORGIA, N.A.



                              By _Laura J. Ireland______
                                  Laura J. Ireland
                                  Vice President
















                                 THIRD AMENDED SCHEDULE I
                                          NO. 7
                                         LENDERS

                              Outstanding
               Commitment     Term Loan
Commitment     Percentage     Amount              Lender:

                                                  Executed
                                                  and delivered this 28th day
                                                  of December 1994.

$21,078,000     60.22286%      $11,047,000         THE FIRST NATIONAL BANK
                                                   OF BOSTON


                                                   By:_William C. Purinton
                                                   William C. Purinton
                                                   Vice President


                                                   Address:
                                                   100 Federal Street
                                                   Boston, MA 02110

$ 7,500,000     21.42857%       $4,875,000         SOUTHTRUST BANK OF GEORGIA,
                                                   N.A.



                                                   By:_Laura J. Ireland
                                                       Laura J. Ireland
                                                       Vice President

                                                    Address:
                                                    600 West Peachtree St.
                                                    22nd Floor
                                                    Atlanta, GA  30308

$ 6,422,000      18.34857%      $3,578,000         SANWA BUSINESS CREDIT
                                                   CORPORATION


                                                   By:_Peter L. Skavla
                                                       Peter L. Skavla
                                                       Vice President

                                                  Address:
                                                  500 Glenpointe Centre West
                                                  4th Floor
                                                  Teaneck, NJ  07666

By their execution and delivery of this THIRD AMENDED SCHEDULE I to the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15, 1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated as of September 3, 1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, Amendment No. 7 of even date herewith and by this Third Amended Schedule I, among Synthetic Industries, Inc., as Borrower, the Lenders named therein and The First National Bank of Boston, as Agent, each of the above agrees to be or remain parties thereto as Lenders and hereby accepts the benefits thereof and agrees to be bound by the terms thereof as Lenders.

THIS THIRD AMENDED SCHEDULE I REPLACES AND SUPERSEDES THE SECOND AMENDED
SCHEDULE I TO THE AFORESAID SECOND AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT.

Accepted and agreed to this 28th day of December 1994.

SYNTHETIC INDUSTRIES, INC.


By: _Leonard Chill
     Leonard Chill
     President




















                  CERTIFICATE OF THE BORROWER


          We, as duly authorized officers of Synthetic Industries, Inc., a Delaware corporation (the "Borrower"), do hereby certify to SANWA BUSINESS CREDIT CORPORATION that to the best of our knowledge and based upon an examination sufficient to enable us to make an informed statement:

          1. The undersigned Leonard Chill and Jon P. Beckman are President and Secretary, respectively, of the Borrower and in such capacity are authorized and empowered to issue this Certificate for and on behalf of the Borrower.

          2. All of the representations and warranties made by or on behalf of the Borrower under the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated April 15, 1993, Amendment No. 2 dated as of May 10, 1993, Second Amended
Schedule I dated as of September 3, 1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, and Amendment No. 7 and Third Amended Schedule I, each of even date herewith, among the Borrower, as borrower, The First National Bank of Boston and certain other lenders, as lenders, and The First National Bank of Boston, as agent for the lenders (the "Credit Agreement"; unless otherwise defined herein, terms used herein shall have the meanings ascribed thereto in the Credit Agreement) are true and correct on and as of the date hereof, both with and without giving effect to any Loans to be made on the date hereof and the application of the proceeds thereof.

          3. The Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement which are required to be performed or complied with before or on the date hereof.

          4. There exists on the date hereof no Default or Event of Default as specified in Article 11 of the Credit Agreement.

          5. As of the date hereof, neither the Credit Agreement nor any other Loan Document, has been rescinded, terminated or withdrawn and no provision therein as been amended or waived by the Borrower or the Lenders.

          6. The corporate actions of the Borrower referred to in Section 4.1(a)(ii) of the Credit Agreement are in full force and effect and have not been amended, rescinded or terminated and the incumbency of the officers or other persons authorized to act on behalf of the Borrower are as stated in the Certificates of Incumbency delivered on March 17, 1993 pursuant to Section 4.1(a)(iii) of the Credit Agreement.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seal on this 28th day of December 1994.


                              Leonard Chill            (SEAL)
                              Leonard Chill, President


                              Jon P. Beckman           (SEAL)
                              Jon P. Beckman, Secretary





































                           SECOND AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                (AS AMENDED PURSUANT TO THIRD AMENDED SCHEDULE I)

$21,078,000.000                              Atlanta, Georgia
                                             December 28,1994

     FOR VALUE RECEIVED, the undersigned SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), on March 1, 1998 the principal amount of TWENTY-ONE MILLION SEVENTY-EIGHT THOUSAND AND NO/100 DOLLARS ($21,078.000.00), or, if less, the aggregate unpaid balance of all Advances under the Revolving Credit Facility (each as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), the provisions of which are hereby incorporated herein by reference. All payments made under this Revolving Credit Note shall be made in lawful money of the United States of America in federal or other immediately available funds.

     The Borrower also unconditionally promises to pay interest on the unpaid principal amount of the Revolving Credit Note for each day from the date hereof until such principal amount is paid in full at the rates per annum and on the dates specified in the Credit Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Revolving Credit Note or in the Credit Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

     Both principal and interest are payable in lawful money of the United States of America to the Agent for the account of the Lender at the Agent's office at 100 Federal Street, Boston, Massachusetts 02110, in federal or other immediately available funds.

     This Second Amended and Restated Revolving Credit Note is made by the Borrower and given to the Lender in partial substitution for that certain Second Amended and Restated Revolving Credit Note dated September 3, 1993 in the original principal amount of $22,500,000.00 payable to the Lender but not in extinguishment of the debt evidenced thereby, in connection with the Lender's assignment of a portion of its Commitment to Sanwa Business Credit Corporation.

     For the purposes of this Revolving Credit Note, "Credit Agreement" means the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15,1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated as of September 3,1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, and Amendment No. 7 and Third Amended Schedule I, each of even date herewith, among the Borrower, the Agent, the Lender and the other lenders identified therein, as the same may be amended, modified, supplemented or restated from time to time.

     Reference is made to the Credit Agreement for the definitions of other terms used in this Second Amended and Restated Revolving Credit Note.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

     This Second Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes under, is secured in accordance with the terms of, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions with respect to security for the indebtedness evidenced hereby, the acceleration of the maturity and prepayments of the principal of this Revolving Credit Note prior to maturity, all upon the terms and conditions therein specified.

     The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

     This Second Amended and Restated Revolving Credit Note shall be governed by and construed in accordance with the laws of the State of Georgia.
                                   SYNTHETIC INDUSTRIES, INC.
[CORPORATE SEAL}
                                   By  Leonard Chill
                                       Leonard Chill
ATTEST:                                President

By:  Jon P. Beckman
     Jon P. Beckman
     Secretary
                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE
                (AS AMENDED PURSUANT TO THIRD AMENDED SCHEDULE I)

$11,047,000.000                              Atlanta, Georgia
                                             December 28,1994
     FOR VALUE RECEIVED, the undersigned SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), on March 1, 1998 the principal sum of ELEVEN MILLION FORTY-SEVEN THOUSAND AND NO/100 DOLLARS ($11,047.000.00) constituting the aggregate Advances made by the Lender under the Term Loan Facility (each as defined in the Credit Agreement referred to below), in 39 consecutive monthly installments each equal to the result obtained by multiplying $500,000 by a fraction, the numerator of which is equal to the outstanding principal amount of the Lender's Advances evidenced by this Note and the denominator of which is equal to the total outstanding principal amount of the Term Loan before giving effect to such installment, beginning January 1, 1995, PROVIDED that the final installment shall be in the amount of the then outstanding aggregate unpaid balance of such Advances.

     The Borrower will also pay interest on the unpaid principal amount outstanding from time to time hereunder until such principal amount is paid in full, at such interest rates and payable at such times as are specified in the Credit Agreement. Nothing in this Term Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law (as defined in the Credit Agreement). In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

     Both principal and interest are payable in lawful money of the United States of America to the Agent for the account of the Lender at the Agent's office at 100 Federal Street, Boston, Massachusetts 02110, in federal or other immediately available funds.

     This Second Amended and Restated Revolving Credit Note is made by the Borrower and given to the Lender in partial substitution for that certain Second Amended and Restated Revolving Credit Note dated September 3, 1993 in the original principal amount of $20,250,000.00 payable to the Lender but not in extinguishment of the debt evidenced thereby, in connection with the Lender's assignment of a portion of its Commitment to Sanwa Business Credit Corporation.

     For the purposes of this Revolving Credit Note, "Credit Agreement" means the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15,1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated as of September 3,1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, and Amendment No. 7 and Third Amended Schedule I, each of even date herewith, among the Borrower, the Agent, the Lender and the other lenders identified therein, as the same may be amended, modified, supplemented or restated from time to time.

     Reference is made to the Credit Agreement for the definitions of other terms used in this Second Amended and Restated Revolving Credit Note.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

     This Second Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes under, is secured in accordance with the terms of, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions with respect to security for the indebtedness evidenced hereby, the acceleration of the maturity and prepayments of the principal of this Revolving Credit Note prior to maturity, all upon the terms and conditions therein specified.

     The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

     This Second Amended and Restated Revolving Credit Note shall be governed by and construed in accordance with the laws of the State of Georgia.
                                   SYNTHETIC INDUSTRIES, INC.
[CORPORATE SEAL}
                                   By  Leonard Chill
                                       Leonard Chill
ATTEST:                                President
By:  Jon P. Beckman
     Jon P. Beckman
     Secretary

                           SECOND AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                (AS AMENDED PURSUANT TO THIRD AMENDED SCHEDULE I)

$6,422,000.000                               Atlanta, Georgia
                                             December 28,1994

     FOR VALUE RECEIVED, the undersigned SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of SANWA BUSINESS CREDIT CORPORATION (the "Lender"), on March 1, 1998 the principal amount of SIX MILLION FOUR HUNDRED TWENTY-TWO THOUSAND AND NO/100 DOLLARS ($6,422.000.00), or, if less, the aggregate unpaid balance of all Advances under the Revolving Credit Facility (each as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), the provisions of which are hereby incorporated herein by reference. All payments made under this Revolving Credit Note shall be made in lawful money of the United States of America in federal or other immediately available funds.

     The Borrower also unconditionally promises to pay interest on the unpaid principal amount of the Revolving Credit Note for each day from the date hereof until such principal amount is paid in full at the rates per annum and on the dates specified in the Credit Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Revolving Credit Note or in the Credit Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

     Both principal and interest are payable in lawful money of the United States of America to the Agent for the account of the Lender at the Agent's office at 100 Federal Street, Boston, Massachusetts 02110, in federal or other immediately available funds.

     This Second Amended and Restated Revolving Credit Note is made by the Borrower and given to the Lender in partial substitution for that certain Second Amended and Restated Revolving Credit Note dated September 3, 1993 in the original principal amount of $22,500,000.00 payable to the Lender but not in extinguishment of the debt evidenced thereby, in connection with the Lender's assignment of a portion of its Commitment to Sanwa Business Credit Corporation.

     For the purposes of this Revolving Credit Note, "Credit Agreement" means the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15,1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated as of September 3,1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, and Amendment No. 7 and Third Amended Schedule I, each of even date herewith, among the Borrower, the Agent, the Lender and the other lenders identified therein, as the same may be amended, modified, supplemented or restated from time to time.

     Reference is made to the Credit Agreement for the definitions of other terms used in this Second Amended and Restated Revolving Credit Note.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

     This Second Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes under, is secured in accordance with the terms of, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions with respect to security for the indebtedness evidenced hereby, the acceleration of the maturity and prepayments of the principal of this Revolving Credit Note prior to maturity, all upon the terms and conditions therein specified.

     The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

     This Second Amended and Restated Revolving Credit Note shall be governed by and construed in accordance with the laws of the State of Georgia.
                                   SYNTHETIC INDUSTRIES, INC.
[CORPORATE SEAL}
                                   By  Leonard Chill
                                       Leonard Chill
ATTEST:                                President

By:  Jon P. Beckman
     Jon P. Beckman
     Secretary
                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE
                (AS AMENDED PURSUANT TO THIRD AMENDED SCHEDULE I)

$3,578,000.000                               Atlanta, Georgia
                                             December 28,1994

     FOR VALUE RECEIVED, the undersigned SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of SANWA BUSINESS CREDIT CORPORATION (the "Lender"), the principal sum of THREE MILLION FIVE HUNDRED SEVENTY-EIGHT THOUSAND AND NO/100 DOLLARS ($3,578.000.00) constituting the aggregate Advances made by the Lender under the Term Loan Facility (each as defined in the Credit Agreement referred to below), in 39 consecutive monthly installments each equal to the result obtained by multiplying $500,000 by a fraction, the numerator of which is equal to the outstanding principal amount of the Lender's Advances evidenced by this Note and the denominator of which is equal to the total outstanding principal amount of the Term Loan before giving effect to such installment, beginning January 1, 1995, PROVIDED that the final installment shall be in the amount of the then outstanding aggregate unpaid balance of such Advances.

     The Borrower will also pay interest on the unpaid principal amount outstanding from time to time hereunder until such principal amount is paid in full, at such interest rates and payable at such times as are specified in the Credit Agreement. Nothing in this Term Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law (as defined in the Credit Agreement). In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

     Both principal and interest are payable in lawful money of the United States of America to the Agent for the account of the Lender at the Agent's office at 100 Federal Street, Boston, Massachusetts 02110, in federal or other immediately available funds.

     This Second Amended and Restated Revolving Credit Note is made by the Borrower and given to the Lender in partial substitution for that certain Second Amended and Restated Revolving Credit Note dated September 3, 1993 in the original principal amount of $20,250,000.00 payable to the Lender but not in extinguishment of the debt evidenced thereby, in connection with the Lender's assignment of a portion of its Commitment to Sanwa Business Credit Corporation.

     For the purposes of this Revolving Credit Note, "Credit Agreement" means the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15,1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated as of September 3,1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, and Amendment No. 7 and Third Amended Schedule I, each of even date herewith, among the Borrower, the Agent, the Lender and the other lenders identified therein, as the same may be amended, modified, supplemented or restated from time to time.

     Reference is made to the Credit Agreement for the definitions of other terms used in this Second Amended and Restated Revolving Credit Note.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

     This Second Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes under, is secured in accordance with the terms of, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions with respect to security for the indebtedness evidenced hereby, the acceleration of the maturity and prepayments of the principal of this Revolving Credit Note prior to maturity, all upon the terms and conditions therein specified.

     The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

     This Second Amended and Restated Revolving Credit Note shall be governed by and construed in accordance with the laws of the State of Georgia.
                                   SYNTHETIC INDUSTRIES, INC.
[CORPORATE SEAL}
                                   By  Leonard Chill
                                       Leonard Chill
ATTEST:                                President
By:  Jon P. Beckman
     Jon P. Beckman
     Secretary

                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE
                (AS AMENDED PURSUANT TO THIRD AMENDED SCHEDULE I)

$4,875,000.000                               Atlanta, Georgia
                                             December 28,1994

     FOR VALUE RECEIVED, the undersigned SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of SOUTHTRUST BANK OF GEORGIA N.A. (the "Lender"), the principal sum of FOUR MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($4,875.000.00) constituting the aggregate Advances made by the Lender under the Term Loan Facility (each as defined in the Credit Agreement referred to below), in 39 consecutive monthly installments each equal to the result obtained by multiplying $500,000 by a fraction, the numerator of which is equal to the outstanding principal amount of the Lender's Advances evidenced by this Note and the denominator of which is equal to the total outstanding principal amount of the Term Loan before giving effect to such installment, beginning January 1, 1995, PROVIDED that the final installment shall be in the amount of the then outstanding aggregate unpaid balance of such Advances.

     The Borrower will also pay interest on the unpaid principal amount outstanding from time to time hereunder until such principal amount is paid in full, at such interest rates and payable at such times as are specified in the Credit Agreement. Nothing in this Term Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law (as defined in the Credit Agreement). In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Credit Agreement relating to the payment of interest under such circumstances shall control.

     Both principal and interest are payable in lawful money of the United States of America to the Agent for the account of the Lender at the Agent's office at 100 Federal Street, Boston, Massachusetts 02110, in federal or other immediately available funds.

     This Second Amended and Restated Revolving Credit Note is made by the Borrower and given to the Lender in partial substitution for that certain Second Amended and Restated Revolving Credit Note dated September 3, 1993 in the original principal amount of $6,750,000.00 payable to the Lender but not in extinguishment of the debt evidenced thereby, in connection with the Lender's assignment of a portion of its Commitment to Sanwa Business Credit Corporation.

     For the purposes of this Revolving Credit Note, "Credit Agreement" means the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15,1993, Amendment No. 2 dated as of May 10, 1993, Second Amended Schedule I dated as of September 3,1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994, and Amendment No. 7 and Third Amended Schedule I, each of even date herewith, among the Borrower, the Agent, the Lender and the other lenders identified therein, as the same may be amended, modified, supplemented or restated from time to time.

     Reference is made to the Credit Agreement for the definitions of other terms used in this Second Amended and Restated Revolving Credit Note.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

     This Second Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes under, is secured in accordance with the terms of, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions with respect to security for the indebtedness evidenced hereby, the acceleration of the maturity and prepayments of the principal of this Revolving Credit Note prior to maturity, all upon the terms and conditions therein specified.

     The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Borrower's obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

     This Second Amended and Restated Revolving Credit Note shall be governed by and construed in accordance with the laws of the State of Georgia.
                                   SYNTHETIC INDUSTRIES, INC.
[CORPORATE SEAL}
                                   By  Leonard Chill
                                       Leonard Chill
ATTEST:                                President
By:  Jon P. Beckman
     Jon P. Beckman
     Secretary

           CERTIFICATE AS TO REPRESENTATIONS, WARRANTIES AND DEFAULTS

     I, Leonard Chill, President of Synthetic Industries, Inc., a Delaware corporation (the "Borrower"), hereby certify in connection with Amendment No. 7 dated as of December 28, 1994 ("Amendment No. 7.") to the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993 (as amended by First Amended Schedule I dated April 15, 1993, Amendment No. 2 dated as of May 10,1993, Second Amended Schedule I dated September 3,1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994 and by said Amendment No. 7, the "Credit Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the "Lenders" named herein and The First National Bank of Boston, as agent for the Lenders, that, to the best of my knowledge and based on an examination sufficient to enable me to make an informed statement:

          (i) all of the representations and warranties made or deemed to be made under the Credit Agreement and any other Loan Document are true and correct as of the date hereof, both before and after giving effect to Amendment No. 7, and

          (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Borrower this 28th day of December 1994.


                                     Leonard Chill
                                     Leonard Chill
                                     President






















Sanwa Business Credit Corporation
500 Glenpointe Centre West
4th Floor
Teaneck, NJ  07666

     RE:  Synthetic Industries, Inc.

Ladies and Gentlemen:

We have acted as counsel for Synthetic Industries, Inc. ("the Borrower") in connection with the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993, as amended by First Amended Schedule I dated as of April 15, 1993, Amendment No. 2 dated as of September 3,1993, Second Amended Schedule I dated as of September 3, 1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994 and Amendment No. 7 dated as of December 28, 1994 (the "Credit Agreement"; unless otherwise defined herein, terms used herein shall have the meanings ascribed thereto in the Credit Agreement), between the Borrower, the Lenders named on Schedule I thereto as amended from time to time, and The First National Bank of Boston, as agent for said Lenders.

This letter is to confirm that you may rely, in connection with your acquisition of an interest in the Loans as reflected in the Third Amended Schedule I of even date herewith, on the opinion letter addressed to the First National Bank of Boston and dated March 17, 1993, delivered by this firm in connection with the execution and delivery of, and initial borrowings under, the Credit Agreement, as of the date of such opinion letter and subject to all qualifications and assumptions set forth therein, as if such opinion letter were specifically addressed to you.


                                   Yours very truly,

                                   Joseph F. Dana

                                   Joseph F. Dana












Sanwa Business Credit Corporation
500 Glenpointe Centre West
Teaneck, New Jersey   07666


     Re:   Synthetic Industries, Inc.

Ladies and Gentlemen:

     We have acted as counsel for Synthetic Industries, Inc. ("the Borrower") in connection with the Second Amended and Restated Revolving Credit and Security Agreement dated as of March 15, 1993 (the "Original Credit Agreement"), as amended by First Amended Schedule I dated as of April 15, 1993, Amendment No. 2 dated as of September 3,1993, Second Amended Schedule I dated as of September 3, 1993, Amendment No. 4 dated as of October 1, 1993, Amendment No. 5 dated as of February 25, 1994, Amendment No. 6 dated as of August 10, 1994 and Amendment No. 7 dated as of December 28, 1994 (as so amended, the "Credit Agreement"; unless otherwise defined herein, terms used herein shall have the meanings ascribed thereto in the Credit Agreement), between the Borrower, the Lenders named on
Schedule I thereto as amended from time to time and The First National Bank of Boston, as agent for said Lenders.

This letter is to confirm that, in connection with your acquisition of an interest in the Loans as reflected in the Third Amended Schedule I to the Credit Agreement, you may rely on the opinion letter, dated March 17, 1993, delivered by this firm to the First National Bank of Boston in connection with the execution and delivery of, and initial borrowings under, the Original Credit Agreement, as of the date of such opinion letter and subject to all qualifications and assumptions set forth therein, as if such opinion letter were specifically addressed to you.


                                   Yours very truly,

                                   GORDON ALTMAN BUTOWSKY
                                    WEITZEN SHAVLOV & WEIN


                                   By:  Bonnie D. Podolsky
                                        Bonnie D. Podolsky